SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 7, 1998




                          LIN Television Corporation
            (Exact name of registrant as specified in its charter)



            Delaware                      0-25206             13-3581627
 (State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation or organization)           Number)           Identification
                                                                 No.)

 Four Richmond Square, Suite 200                                02906
    Providence, Rhode Island                                  (Zip Code)
 (Address of principal executive
             office)



       Registrant's telephone number, including area code (401) 454-2880

Item 5.  Other Events

At a special meeting held on January 7, 1998, the stockholders of LIN Television Corporation (the "Company") adopted and approved the previously announced merger agreement among the Company and affiliates of Hicks, Muse, Tate & Furst Incorporated. The closing under the merger agreement is subject to a number of conditions, including the receipt of approval from the Federal Communications Commission.

A copy of the press release of the Company dated January 7, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

        (99.1)--Press Release of LIN Television Corporation, dated January 7, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LIN Television Corporation



Dated:  January 8, 1998                By:/s/ Peter Maloney
                                       Name:  Peter E. Maloney
                                       Title: Vice President-Finance

                                 EXHIBIT INDEX


Exhibit No.                  Description                     Tab No.
-----------                  -----------                     -------



   99.1      Press Release of LIN Television                  1
             Corporation, dated January 7, 1998.